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                                                                    EXHIBIT 23.4

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS

      We consent to the incorporation by reference in Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 of MedImmune,
Inc. of our report dated February 15, 1999, with respect to the 1998 consolidated financial statements of U.S. Bioscience, Inc., not presented separately in MedImmune, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                    /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 11, 2002